SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2003

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of Identification No.)	(Commission File Number)	(I.R.S. Employer incorporation or organization)

10240 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5 and Item 12.    Other Events and Required FD Disclosure; Results of Operation and Financial Condition.

On November 6, 2003, DURECT Corporation, a Delaware corporation (“DURECT”), announced its financial results for the three months period ended September 30, 2003.

A copy of DURECT’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: November 6, 2003	By:	/s/ James E. Brown

James E. Brown President and Chief Executive Officer

DURECT CORPORATION

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of DURECT Corporation dated November 6, 2003.